                                                                    Exhibit 99.2

                    MONTHLY STATEMENT TO CERTIFICATEHOLDERS
                                 SERIES 1995-A
                        CC MASTER CREDIT CARD TRUST II
              (Formerly Chevy Chase Master Credit Card Trust II)


RECEIVABLES

Beginning of the Month Principal Receivables:              $   2,724,412,350.06
Beginning of the Month Finance Charge Receivables:         $     122,550,039.88
Beginning of the Month Discounted Receivables:             $               0.00
Beginning of the Month Total Receivables:                  $   2,846,962,389.94


Removed Principal Receivables:                             $               0.00
Removed Finance Charge Receivables:                        $               0.00
Removed Total Receivables:                                 $               0.00



Additional Principal Receivables:                          $               0.00
Additional Finance Charge Receivables:                     $               0.00
Additional Total Receivables:                              $               0.00


Discounted Receivables Generated this Period:              $               0.00


End of the Month Principal Receivables:                    $   2,642,515,677.67
End of the Month Finance Charge Receivables:               $     125,027,951.06
End of the Month Discounted Receivables:                   $               0.00
End of the Month Total Receivables:                        $   2,767,543,628.73


Special Funding Account Balance                            $               0.00
Aggregate Invested Amount (all Master Trust Series)        $   2,300,000,000.00
End of the Month Transferor Amount                         $     342,515,677.67
End of the Month Transferor Percentage                                    12.96%



DELINQUENCIES AND LOSSES

End of the Month Delinquencies:                                 RECEIVABLES


     30-59 Days Delinquent                                 $      61,053,470.27
     60-89 Days Delinquent                                 $      45,830,613.41
     90+ Days Delinquent                                   $     101,518,284.91

     Total 30+ Days Delinquent                            $      208,402,368.59
     Delinquent Percentage                                                 7.53%


Defaulted Accounts During the Month                       $       20,063,362.42
Annualized Default Percentage                                              8.84%

Principal Collections                                            375,517,214.43
Principal Payment Rate                                                    13.78%


Total Payment Rate                                                        14.72%


INVESTED AMOUNTS


     Class A Initial Invested Amount                      $      368,000,000.00
     Class B Initial Invested Amount                      $       32,000,000.00

INITIAL INVESTED AMOUNT                                   $      400,000,000.00

     Class A Invested Amount                              $      368,000,000.00
     Class B Invested Amount                              $       32,000,000.00

INVESTED AMOUNT                                           $      400,000,000.00

FLOATING ALLOCATION PERCENTAGE                                            14.68%
PRINCIPAL ALLOCATION PERCENTAGE                                           14.68%


MONTHLY SERVICING FEE                                     $          500,000.00


INVESTOR DEFAULT AMOUNT                                   $        2,945,722.93


CLASS A AVAILABLE FUNDS--


CLASS A FLOATING PERCENTAGE                                               92.00%

     Class A Finance Charge Collections                   $        6,341,811.57
     Other Amounts                                        $                0.00

TOTAL CLASS A AVAILABLE FUNDS                             $        6,341,811.57

     Class A Monthly Interest                             $        1,729,497.78
     Class A Servicing Fee                                $          460,000.00
     Class A Investor Default Amount                      $        2,710,065.10

TOTAL CLASS A EXCESS SPREAD                               $        1,442,248.69


REQUIRED AMOUNT                                           $                0.00


CLASS B AVAILABLE FUNDS


CLASS B FLOATING PERCENTAGE                                                8.00%

     Class B Finance Charge Collections                   $          551,461.86
     Other Amounts                                        $                0.00

TOTAL CLASS B AVAILABLE FUNDS                             $          551,461.86


     Class B Monthly Interest                             $          153,128.89
     Class B Servicing Fee                                $           40,000.00

TOTAL CLASS B EXCESS SPREAD                               $          358,332.97



EXCESS SPREAD --


TOTAL EXCESS SPREAD                                        $       1,800,581.66


     Excess Spread Applied to Required Amount              $               0.00


     Excess Spread Applied to Class A Investor
     Charge Offs                                           $               0.00

     Excess Spread Applied to Class B Items                $         235,657.83


     Excess Spread Applied to Class B Investor
     Charge Offs                                           $               0.00

     Excess Spread Applied to  Monthly Cash
     Collateral Fee                                        $          26,133.33

     Excess Spread Applied to Cash Collateral
     Account                                               $               0.00

     Excess Spread Applied to other amounts owed
     Cash Collateral Depositor                             $       1,538,790.50

TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE
FOR GROUP I                                                $               0.00


EXCESS FINANCE CHARGES COLLECTIONS -- GROUP I --

TOTAL EXCESS FINANCE CHARGE COLLECTIONS FOR ALL
SERIES IN GROUP I                                          $               0.00


SERIES 1995-A EXCESS FINANCE CHARGE COLLECTIONS --

EXCESS FINANCE CHARGE COLLECTIONS ALLOCATED TO
SERIES 1995-A                                              $               0.00

     Excess Finance Charge Collections Applied
     to Required Amount                                    $               0.00


     Excess Finance Charge Collections Applied
     to Class A Investor Charge Offs                       $               0.00


     Excess Finance Charge Collections Applied
     to Class B Items                                      $               0.00


     Excess Finance Charge Collections Applied
     to Class B Investor Charge Offs                       $               0.00


     Excess Finance Charge Collections Applied
     to Monthly Cash Collateral Fee                        $               0.00


     Excess Finance Charge Collections Applied             $               0.00
     to Cash Collateral Account


     Excess Finance Charge Collections Applied
     to other amounts owed Cash Collateral Depositor       $               0.00

YIELD AND BASE RATE --


     Base Rate (Current Month)                                             8.05%
     Base Rate (Prior Month)                                               8.72%
     Base Rate (Two Months Ago)                                            7.69%

THREE MONTH AVERAGE BASE RATE                                              8.15%

     Portfolio Yield (Current Month)                                      11.84%
     Portfolio Yield (Prior Month)                                        13.48%
     Portfolio Yield (Two Months Ago)                                     11.77%


THREE MONTH AVERAGE PORTFOLIO YIELD                                      12.36%


PRINCIPAL COLLECTIONS --

CLASS A PRINCIPAL PERCENTAGE                                              92.00%

     Class A Principal Collections                         $      50,723,107.91

CLASS B PRINCIPAL PERCENTAGE                                               8.00%

     Class B Principal Collections                         $       4,410,705.04

TOTAL PRINCIPAL COLLECTIONS                                $      55,133,812.95


REALLOCATED PRINCIPAL COLLECTIONS                          $               0.00


SHARED PRINCIPAL COLLECTIONS ALLOCABLE FROM OTHER          $               0.00
SERIES


CLASS A AMORTIZATION --

     Controlled Amortization Amount                        $               0.00
     Deficit Controlled Amortization Amount                $               0.00


CONTROLLED DISTRIBUTION AMOUNT                             $               0.00

CLASS B AMORTIZATION --

     Controlled Amortization Amount                        $               0.00
     Deficit Controlled Amortization Amount                $               0.00


CONTROLLED DISTRIBUTION AMOUNT                             $               0.00

EXCESS PRINCIPAL COLLECTIONS ELIGIBLE FOR PRINCIPAL        $      55,133,812.95
SHARING


INVESTOR CHARGE OFFS --


CLASS A INVESTOR CHARGE OFFS                              $                0.00

CLASS B INVESTOR CHARGE OFFS                              $                0.00


PREVIOUS CLASS A CHARGE OFFS REIMBURSED                   $                0.00
PREVIOUS CLASS B CHARGE OFFS REIMBURSED                   $                0.00


CASH COLLATERAL ACCOUNT --

     Required Cash Collateral Amount                      $       52,000,000.00
     Available Cash Collateral Amount                     $       52,000,000.00



INTEREST RATE CAP PAYMENTS --

     Class A Interest Rate Cap Payments                   $                0.00
     Class B Interest Rate Cap Payments                   $                0.00


TOTAL DRAW AMOUNT                                         $                0.00
CASH COLLATERAL ACCOUNT SURPLUS                           $                0.00


                                                    First USA Bank, NA
                                                    as Servicer


                                                    By: /s/ Tracie Klein
                                                    ----------------------------
                                                        Tracie H. Klein
                                                        First Vice President